SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                ITEM 4 FORM 8-K
                                  AMENDMENT 3

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


               Date of Report (Date of earliest event reported)

                                 June 7, 2001
                              ------------------


                           NATUREWELL, INCORPORATED
                     -------------------------------------
            (Exact name or registrant as specified in its charter)


         Delaware                  0-26108                94-2901715
         ----------                --------                ----------
(State or other jurisdiction      (Commission           (I.R.S. Employer
     of incorporation or          file number)         Identification No.)
        organization)


              7855 Ivanhoe Avenue, Suite 322, La Jolla, CA  92037
              ---------------------------------------------------
              (Address of principal executive office)  (Zip Code)

                                (858) 454-6790
                                --------------
             (Registrant's telephone number, including area code)


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 8, 2002                     NatureWell, Incorporated

                                       /S/ Kenneth Yonika
                                       =================
                                       Chief Financial Officer


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Item 2.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(A)


(1)

     (i) The registrant dismissed the accounting firm of Hutchinson and Bloodgood LLP (Formerly Logan Throop & Co., LLP) on June 7, 2001. Hutchinson and Bloodgood LLP was previously engaged as the principal accountant to audit the Registrant's financial statements from July 1, 1997 through June 7, 2001.

     (ii) There have been no adverse opinions, disclaimers of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the reports of Hutchinson and Bloodgood LLP on the Registrant's financial statements for either of the last two fiscal years.

     (iii) The decision to change accountants was recommended by the Chairman of the Board of Directors of the Registrant.

     (iv) The disagreements or reportable events with Hutchinson and Bloodgood LLP on any matter of accounting principles or practice, financial statement or disclosure or auditing scope or procedure during the last two fiscal years and through the period from the date of the last audited financial statements through June 7, 2001 are listed below. The weaknesses described were only general observations and recommendations made by the former accountants to improve the Company's accounting controls. Please note that the weaknesses described did not affect the integrity of the Company's audited financial statements prepared by the former accountants for year ended June 30, 2000.

The general observations and recommendations described in a letter from the former accountant are as follows: (i) the Company's accounting records and its accounting system were not flowing smoothly into a reconciled financial statement on several accounts and a lack of accruals and reconciliation of inventory, receivables, prepaid expenses, deposits, notes payable, accrued wages, payroll taxes and interest were noted; and (ii) the Company's financial reporting of complex transactions was not resolved in a timely manner (the former accountants noted that this was a recommendation from the prior year and that such recommendations may already have been implemented). The January 16th letter also indicated that the internal control weaknesses constituted reportable conditions as defined by the AICPA and the former accountant had notified the Company's Audit Committee to address and correct these reportable conditions.

Subsequent to the receipt of the former accountant's letter, the Company took immediate and affirmative actions to address the deficiencies. First the Company responded by hiring a full-time CFO (with years of "Big 5" and public company accounting experience), as well as hiring a full-time, competent controller. These individuals, as well as the Company's other management immediately implemented procedures to ensure that the financial statements are reconciled properly, that accruals are timely recorded and that complex accounting transactions are addressed timely. Second, the Company established monthly closing procedures to ensure that all accounts are reconciled and the Company now has all financial statements reviewed by management, as recommended by the former accountants.

Prior to filing, the Company was required to have its interim financial statements included in the quarterly reports to be reviewed by an independent public accountant. In certain previous instances, the Company did not fulfill this requirement because the Company was unable to engage an independent public accountant to review such interim financial statements due to a lack of funds and the necessity to pay for its prior year's audit fees in full. Current management was not aware that such previous quarterly filings had not been reviewed until it received the former accountant's letter dated March 6, 2002.

The Company has taken immediate steps to fulfill this requirement for review. Management has spoken with its former accountants regarding this issue and has engaged its current accountants to perform an immediate review of the quarterly reports in question. The Company has already received completed reviews of the interim financial statements in question from its successor accountants. The Company will (or has) file (d) the accountants' report of such review with respect to each quarterly report in question with the SEC through amended filings.

     (v) The term "disagreements" as used in this 8-K shall be interpreted broadly, to include any difference of opinion concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which (if not resolved to the satisfaction of the former accountants) would have caused it to make reference to the subject matter of the disagreement in connection with its report. It is not necessary for there to have been an argument to have had a disagreement, merely a difference of opinion. For purposes of this 8-K, however, the term disagreements does not include initial differences of opinion based on incomplete facts or preliminary satisfaction by, and providing the Registrant and the accountant do not continue to have a difference of opinion upon, obtaining additional relevant facts or information.

     (vi) During the two most recent fiscal years and subsequent interim periods preceding, there were no "Reportable Events" as set forth in Item 303
(a)(1)(v) of Regulation S-K.


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(2)  On June 28, 2001 the Registrant engaged the accounting firm of
Armando C. Ibarra, CPA's to act as the Registrant's principal accountant to audit the Registrant's most recent fiscal years and to provide review services for any subsequent interim periods. Prior to being engaged, the principal accountant inquired as to and regarding the following:

     (i) application of accounting principles to a specified transaction, either completed or proposed, or the type of opinion that might be rendered on the Registrant's financial statements, and Armando C. Ibarra, CPA's concluded that there were not any written reports or oral advice provided to the Registrant that would preclude the former accountant's in reaching a decision as to any accounting, auditing or financial reporting issues, or

     (ii) any matter that was either the subject of a disagreement as defined above in Section (a)(1)(iv) of this Form 8-K, or a Reportable Event defined above in this Form 8-K.


(3) The Registrant has requested Hutchinson and Bloodgood LLP to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant above and, if not, to state the respects in which it does not agree. The Registrant shall provide Hutchinson and Bloodgood LLP with a copy of this Form 8-K/A no later than the day this Form 8-K/A is filed with the Securities and Exchange Commission. The Registrant shall file the Hutchinson and Bloodgood LLP letter as an Exhibit in this Form 8-K/A. If Hutchinson and Bloodgood LLP is unavailable at the time of the filing this 8-K/A, the Registrant will request Hutchinson and Bloodgood LLP to provide the letter as promptly as possible so that the Registrant can file the letter with the SEC within ten (10) business days after the filing of this Form 8-K/A.


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Item 7.  EXHIBITS

Letterhead

July 22, 2002,
Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, DC 20549

RE: NATUREWELL, INC. - COMMISSION FILE NO. 33-93132

Gentlemen:

We have read the statements made by NatureWell, Inc. (Copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K Amendment 3, as part of the Company's Form 8-K report for the month of June 2001. We agree with the statements concerning our Firm contained in such Form 8-K.

Sincerely,

/s/Hutchinson and Bloodgood, LLP
--------------------------------

cc: Kenneth Yonika, CFO
NatureWell, Inc


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